PROVISION FOR INCOME TAXES	12 Months Ended
Aug. 31, 2017
Income Tax Disclosure [Abstract]
PROVISION FOR INCOME TAXES

NOTE 7 - PROVISION FOR INCOME TAXES

The Company has not made provision for income taxes for the year end August 31, 2017 and August 31, 2016, since the Company has the benefit of net operating losses in these periods.

Due to uncertainties surrounding the Company’s ability to generate future taxable income to realize deferred income tax assets arising as a result of net operating losses carried forward, the Company has not recorded any deferred income tax asset as at August 31, 2017. The Company has incurred a net operating loss of $234,889, the net operating losses carry forward will begin to expire in varying amounts from year 2034 subject to its eligibility as determined by respective tax regulating authorities.

The Company is subject to taxation in the United States and certain state jurisdictions. Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carryforwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carryforwards may be limited as to use in future years.

The provision for income taxes differs from the amounts which would be provided by applying the statutory federal income tax rate of 34% to the net loss before provision for income taxes for the following reasons:

	August 31,
	2017	2016
Income tax expense at statutory rate	$(79,639)	$(10,095)
Change in valuation allowance	79,639	10,095
Income tax expense per books	$-	$-

 Net deferred tax assets consist of the following components as of:

	August 31,	August 31,
	2017	2016
NOL Carryover	$(100,330)	$(20,468)
Valuation allowance	100,330	20,468
Net deferred tax asset	$-	$-